Exhibit 99.1

 WEX Second Quarter 2020 Earnings  July 30, 2020

 WEX Forward-Looking Statements  These earnings materials contain forward-looking statements, including statements regarding: financial guidance; assumptions underlying the Company's financial guidance and the potential for providing the same; future growth opportunities and expectations; and, market opportunities. Any statements that are not statements of historical facts may be deemed to be forward-looking statements. When used in these earnings materials, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such words. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially, including: the extent to which the coronavirus (COVID-19) outbreak and measures taken in response thereto adversely impact our business, results of operations and financial condition; the effects of general economic conditions on fueling patterns as well as payment and transaction processing activity; the impact of foreign currency exchange rates on the Company’s operations, revenue and income; changes in interest rates; the impact of fluctuations in fuel prices including the impact of any continued reductions in fuel price and the resulting impact on our revenues and net income; the effects of the Company’s business expansion and acquisition efforts; potential adverse changes to business or employee relationships, including those resulting from the completion of an acquisition; competitive responses to any acquisitions; uncertainty of the expected financial performance of the combined operations following completion of an acquisition; the failure to complete or successfully integrate the Company's acquisitions; the ability to realize anticipated synergies and cost savings; unexpected costs, charges or expenses resulting from an acquisition; the Company's ability to successfully acquire, integrate, operate and expand commercial fuel card programs; the failure of corporate investments to result in anticipated strategic value; the impact and size of credit losses; the impact of changes to the Company's credit standards; breaches of the Company’s technology systems or those of the Company's third-party service providers and any resulting negative impact on the Company's reputation, liabilities or relationships with customers or merchants; the Company’s failure to maintain or renew key commercial agreements; failure to expand the Company’s technological capabilities and service offerings as rapidly as the Company’s competitors; failure to successfully implement the Company's information technology strategies and capabilities in connection with its technology outsourcing and insourcing arrangements and any resulting cost associated with that failure; the actions of regulatory bodies, including banking and securities regulators, or possible changes in banking or financial regulations impacting the Company’s industrial bank, the Company as the corporate parent or other subsidiaries or affiliates; legal, political and economic uncertainty surrounding the United Kingdom's departure from the European Union; the impact of the transition from LIBOR as a global benchmark to a replacement rate; the impact of the Company’s outstanding notes on its operations; the impact of increased leverage on the Company's operations, results or borrowing capacity generally, and as a result of acquisitions specifically; the incurrence of impairment charges if our assessment of the fair value of certain of our reporting units changes; the uncertainties of litigation, including the legal proceedings with respect to the purchase agreement relating to the proposed eNett and Optal transaction; as well as other risks and uncertainties identified in Item 1A of our Annual Report for the year ended December 31, 2019 and our Form 10-Q for the quarter ended March 31, 2020, filed respectively with the Securities and Exchange Commission on February 28, 2020 and May 11, 2020. The Company's forward-looking statements do not reflect the potential future impact of any alliance, merger, acquisition, disposition or stock repurchases. The forward-looking statements speak only as of the date of these materials and undue reliance should not be placed on these statements. The Company disclaims any obligation to update any forward-looking statements as a result of new information, future events or otherwise.Non-GAAP Information:For additional important information and disclosure regarding our use of non-GAAP metrics, specifically adjusted net income attributable to shareholders and adjusted operating income, please see our most recent earnings release, issued on July 30, 2020. See the Appendix to this presentation for an explanation and reconciliation of (i) non-GAAP adjusted net income attributable to shareholders (or "adjusted net income" or “ANI”) to GAAP net (loss) income attributable to shareholders, and (ii) ANI per diluted share to GAAP net (loss) income per diluted share.

 2Q2020 Highlights          Fleet    Travel & Corporate    Health & Employee Benefits  Down 21%   Down 47%  Down 51%  2Q2020 Segment Revenue Growth  Vs. 2Q2019   +6%   -40%   -24%   (1)  (1) Represents US Healthcare purchase volume only(2) Approximately $2.4 billion of the decline in purchase volume was due to lower fuel prices      (2)

 Strategic Pillars    HIGHLIGHTS FOR THE QUARTER  Several high-profile customer wins across each segmentEmployees continue to work from home with successful technology transitionAdjustments made in cost structure to help offset impacts from COVID-19Targeted CAPEX deployment focused on areas of growth and product innovation Diversity and inclusion ongoing efforts include company-wide discussions around race and expanded employee  resource groups

Executing on the WEX Strategy

BUILDING A BEST-IN-CLASS GROWTH ENGINE

American Airlines Vacations
APPLE LEISURE GROUP
Consumers Energy Count on Us
ZURICH
Hub Group
OMV
FIS
SCHNEIDER
KAPLAN TRUCKING COMPANY
J.B. HUNT
onyx CenterSource
TRANSAMERICA
enterprise truck rental
FIFTH THIRD BANK

LEADING WITH SUPERIOR TECHNOLOGY

FLEET

- Migration of EG Fleet card onto WEX cloud-based platform
- Migration of Valero portfolio onto WEX platform
- Continuation of Cloud transition
- Broadening rollout of Edge product to small fleets

TRAVEL & CORPORATE

- Transition of 70% of volume onto internal cloud-based transaction processing platform
- Upgraded architecture allowing for bi-weekly product releases
- Developing product for international bank transfers (ACH)

HEALTH & EMPLOYEE BENEFITS

- July product release includes employer analytics features and functionality
- New AI-enabled chat bot
- Expanded use of medical claims data to validate expenses

wex

5

 Weekly Volume Metrics    Key UpdatesJuly month-to-date domestic fuel price is $2.23Expect stabilization to gradual improvement going forward

 Weekly Volume Metrics    Key UpdatesSaaS account growth MTD in July is 13.2%Expect the trajectory of spend volumes in June and July to continue through the remainder of 2020 Customers begin to spend on elective healthcare procedures and resume a more normal cadence of doctor visits SaaS account growth - driver of 2/3 of revenue, remains strong and anticipated to trend positively at a mid- to high-teens growth rate in the coming months

 WEX Second Quarter 2020 Financial Results

 Company Results - Q2 2020     2Q20  2Q19  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $347,084  $441,807  $(94,723)  (21)%            Net income attributable to shareholders  $72,658  $13,807  $58,851  426%  Net income attributable to WEX Inc. per diluted share  $1.66  $0.32  $1.34  419%            Adjusted net income attributable to shareholders  $52,955  $99,636  $(46,681)  (47)%  Adjusted net income attributable to shareholders per diluted share  $1.21  $2.28  $(1.07)  (47)%    In thousands except per diluted share data  Q2 Results Show Impact of Covid-19

 Revenue Breakdown - Q2 2020     2Q20  2Q19  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Revenue  $347,084  $441,807  -$94,723  (21)%  Segment Revenue:          Fleet Solutions  $204,380  $267,314  -$62,934  (24)%  Travel and Corporate Solutions  $54,495  $91,350  -$36,855  (40)%  Health and Employee Benefit Solutions  $88,209  $83,143  $5,066  6%  Continued revenue growth in Health and Employee Benefit Solutions segment   In thousands unless otherwise noted

 Fleet Solutions    2Q20  2Q19  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  204,380  267,314  (62,934)  (24)%  Payment Processing Revenue ($)  90,147  120,717  (30,570)  (25)%  Finance Fee Revenue ($)  42,463  62,385  (19,922)  (32)%  All Other Revenue ($)  71,770  84,212  (12,442)  (15)%            Payment Processing Transactions  103,086  127,986  (24,900)  (19)%  Net Payment Processing Rate (%)  1.47%  1.24%  0.23%  19%  Average US Fuel Price ($/gallon)  2.07  2.91  (0.84)  (29)%  Net Late Fee Rate (%)  0.57%  0.54%  0.03%  6%  OTR Business Resilient in Challenging Environment  In thousands unless otherwise noted

 Travel and Corporate Solutions    2Q20  2Q19  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  54,495  91,350  (36,855)  (40)%  Payment Processing Revenue ($)  43,261  77,273  (34,012)  (44)%  All Other Revenue ($)  11,234  14,077  (2,843)  (20)%            Purchase Volume ($)  3,168,064  10,047,934  (6,879,870)  (68)%  Net Interchange Rate (%)  1.37%  0.77%  0.60%  77%  Travel Customers Impacted by COVID-19  In thousands unless otherwise noted

 Health and Employee Benefit Solutions    2Q20  2Q19  $ ∆ Yr/Yr  % ∆ Yr/Yr  Total Segment Revenue ($)  88,209  83,143  5,066  6%  Payment Processing Revenue ($)  14,053  16,836  (2,783)  (17)%  Account Servicing Revenue ($)  62,602  54,669  7,933  15%  All Other Revenue ($)  11,554  11,638  (84)  (1)%            Purchase Volume* ($)  1,017,318  1,374,592  (357,274)  (26)%  Average Number of SaaS Accounts*  14,487  12,563  1,924  15%  Continued Strong Account Growth in U.S. Health Business  In thousands unless otherwise noted* U.S. only

 Selected Operating Expenses   Service fees down due mainly to lower processing volumes and conversion to an internal transaction processing platform in the Travel and Corporate Payments segmentProvision for credit losses up mainly due to impacts of COVID-19 and other economic factors on our customers' operationsOperating interest down due to lower interest ratesG&A down due to M&A activity, restructuring and cost containment Sales and marketing down mainly due to lower partner rebates and cost containment measures  (In thousands)  2Q20    2Q19    $ ∆ Yr/Yr    % ∆ Yr/Yr    Processing costs  $  99,991   $  99,481   $  510   1   %  Service fees  $  9,700   $  14,197   $  (4,497)  (32)  %  Provision for credit losses  $  20,581   $  14,832   $  5,749   39   %  Operating interest  $  6,504   $  10,693   $  (4,189)  (39)  %  General and administrative  $  62,265   $  76,247   $  (13,982)  (18)  %  Sales and marketing  $  54,744   $  72,831   $  (18,087)  (25)  %        Cost of services  Selling general and administrative  Selected Operating Expenses (GAAP)

 Tax Rate  Key UpdatesANI tax rate consistent with the prior year quarterGAAP tax rate unusually high due to a decrease in Pre-Tax Income, a shift in jurisdictional earnings and sizable nondeductible expenses partially offset by a discrete tax benefit

 Additional Balance Sheet Items      Key UpdatesCorporate cash1 balance was $580 million Available borrowing capacity of $769 million on line of creditAmended credit facility including allowances for higher leverage and more liberal cash netting to calculate leverageLeverage ratio of 3.1XProceeds from the Warburg Pincus transaction not included in the cash balance          1 Corporate cash is calculated in accordance with the terms of our consolidated leverage ratio in the Company’s amended 2016 Credit Agreement as filed with the SEC2 Total Financing Debt includes Term A, Term B, and Notes   2

 Appendix

 Diversity and Inclusion  Areas of focus          WORKPLACE  WORKFORCE  COMMUNITY  MARKETPLACE  Create a culture of inclusion to drive innovation  Build tomorrow’s diverse workforce  Embrace the diversity of our communities   Cement D&I as a market imperative and as part of our reputation

WEX Non-GAAP Reconciliation

	Three Months Ended June 30,							
	2020				2019			
			per diluted share				per diluted share	
Net income attributable to shareholders	$	**72,658**	$	**1.66**	$	13,807	$	0.32
Unrealized loss on financial instruments		**3,842**		**0.09**		21,516		0.49
Net foreign currency loss (gain)		**2,462**		**0.06**		(6,665)		(0.15)
Acquisition–related intangible amortization		**42,478**		**0.97**		39,814		0.91
Other acquisition and divestiture related items		**7,735**		**0.18**		7,017		0.16
Stock–based compensation		**15,069**		**0.34**		14,992		0.34
Other costs		**4,695**		**0.11**		4,746		0.11
Debt restructuring and debt issuance cost amortization		**2,578**		**0.06**		8,453		0.19
ANI adjustments attributable to non–controlling interests		**(60,558)**		**(1.38)**		17,298		0.40
Tax related items		**(38,004)**		**(0.87)**		(21,342)		(0.49)
Adjusted net income attributable to shareholders	$	**52,955**	$	**1.21**	$	99,636	$	2.28

	Six Months Ended June 30,							
	2020				2019			
			per diluted share				per diluted share	
Net income attributable to shareholders	$	**56,402**	$	**1.28**	$	29,941	$	0.69
Unrealized loss on financial instruments		**35,889**		**0.82**		33,428		0.77
Net foreign currency loss (gain)		**31,189**		**0.71**		(2,780)		(0.06)
Acquisition–related intangible amortization		**85,016**		**1.94**		73,702		1.69
Other acquisition and divestiture related items		**15,677**		**0.36**		16,797		0.38
Stock–based compensation		**26,889**		**0.61**		25,434		0.58
Other costs		**6,935**		**0.16**		7,501		0.17
Debt restructuring and debt issuance cost amortization		**4,660**		**0.11**		14,949		0.34
ANI adjustments attributable to non–controlling interests		**(58,334)**		**(1.33)**		16,725		0.38
Tax related items		**(71,684)**		**(1.63)**		(41,237)		(0.94)
Adjusted net income attributable to shareholders	$	**132,639**	$	**3.02**	$	174,460	$	4.00

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The Company's non-GAAP adjusted net income excludes unrealized gains and losses on financial instruments, net foreign currency gains and losses, acquisition-related intangible amortization, other acquisition and divestiture related items, stock-based compensation, other costs, debt restructuring and debt issuance cost amortization, similar adjustments attributable to our non-controlling interests and certain tax related items. .Although adjusted net income is not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), this non-GAAP measures is integral to the Company's reporting and planning processes. The Company considers this measures integral because it exclude the above-specified items that the Company's management excludes in evaluating the Company's performance. Specifically, in addition to evaluating the Company's performance on a GAAP basis, management evaluates the Company's performance on a basis that excludes the above items because:Exclusion of the non-cash, mark-to-market adjustments on financial instruments, including interest rate swap agreements and investment securities, helps management identify and assess trends in the Company's underlying business that might otherwise be obscured due to quarterly non-cash earnings fluctuations associated with these financial instruments. Net foreign currency gains and losses primarily result from the remeasurement to functional currency of cash, accounts receivable and accounts payable balances, certain intercompany notes denominated in foreign currencies and any gain or loss on foreign currency hedges relating to these items. The exclusion of these items helps management compare changes in operating results between periods that might otherwise be obscured due to currency fluctuations.The Company considers certain acquisition-related costs, including certain financing costs, investment banking fees, warranty and indemnity insurance, certain integration related expenses and amortization of acquired intangibles, as well as gains and losses from divestitures to be unpredictable, dependent on factors that may be outside of our control and unrelated to the continuing operations of the acquired or divested business or the Company. In addition, the size and complexity of an acquisition, which often drives the magnitude of acquisition-related costs, may not be indicative of such future costs. The Company believes that excluding acquisition-related costs and gains or losses of divestitures facilitates the comparison of our financial results to the Company's historical operating results and to other companies in our industry.Stock-based compensation is different from other forms of compensation as it is a non-cash expense. For example, a cash salary generally has a fixed and unvarying cash cost. In contrast, the expense associated with an equity-based award is generally unrelated to the amount of cash ultimately received by the employee, and the cost to the Company is based on a stock-based compensation valuation methodology and underlying assumptions that may vary over time.We exclude other costs when evaluating our continuing business performance as such items are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. This includes costs related to further streamline the business, improve the Company’s efficiency, create synergies and globalize the Company’s operations. For the three and six months ended June 30, 2020, other costs include certain costs incurred in association with COVID-19, including the cost of providing additional health, welfare and technological support to our employees as they work remotely.Debt restructuring and debt issuance cost amortization are unrelated to the continuing operations of the Company. Debt restructuring costs are not consistently occurring and do not reflect expected future operating expense, nor do they provide insight into the fundamentals of current or past operations of our business. In addition, since debt issuance cost amortization is dependent upon the financing method, which can vary widely company to company, we believe that excluding these costs helps to facilitate comparison to historical results as well as to other companies within our industry.The adjustments attributable to non-controlling interests, including adjustments to the redemption value of a non-controlling interest, have no significant impact on the ongoing operations of the business.The tax related items are the difference between the Company’s U.S. GAAP tax provision and a pro forma tax provision based upon the Company’s adjusted net income before taxes as well as the impact from certain discrete tax items. The methodology utilized for calculating the Company’s adjusted net income tax provision is the same methodology utilized in calculating the Company’s U.S. GAAP tax provision.For the same reasons, WEX believes that adjusted net income may also be useful to investors when evaluating the Company's performance. However, because adjusted net income is a non-GAAP measure, it should not be considered as a substitute for, or superior to, net income as determined in accordance with GAAP. In addition, adjusted net income as used by WEX may not be comparable to similarly titled measures employed by other companies.  WEX Non-GAAP Reconciliation